Business Update March 24, 2026 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce or increase power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation, tariffs, and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of generation and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve goals for carbon emission reductions; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Continuing to deliver exceptional results for our stakeholders; well positioned for long-term growth 3 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Achieving significant reliability improvements for our customers driven by strategic investments and process improvements ✓ Data center opportunities continue to progress • 1.4 GW Oracle data center (in plan) approved and construction started • Executed agreement with Google to serve 1 GW data center which will provide upside to current long-term plan; contracts submitted to MPSC for approval • Potential further capital upside to support data center customers in advanced discussions • Data centers drive significant affordability benefits for existing customers ✓ 2026 operating EPS1 guidance provides 6% - 8% growth over 2025 guidance midpoint; well positioned to achieve high end of the range due to RNG tax credits ✓ Long-term operating EPS growth rate target of 6% - 8% through 2030, with 2026 guidance midpoint as the base; confident we will reach the high end of the guidance range in each year driven by RNG tax credits and the flexibility they provide; additional data centers will provide upside to current plan

Strong operational performance in 2025 continues to drive improved reliability and cleaner generation Significant reliability improvement driven by strategic investments and process improvements, along with more favorable weather ✓ ~90% improvement in duration of outages since 2023 ✓ Achieved best all-weather SAIDI metric in nearly 20 years ✓ Restored 99.9% of storm-impacted customers within 48 hours ✓ On track toward goal of reducing power outages by 30% and cutting outage time in half by 2029 ✓ Continued installation of smart grid devices, ongoing pole top maintenance, robust tree trimming program and continued infrastructure rebuild of the 4.8kV system Successful execution of customer-focused clean energy investments ✓ 330 MW of solar projects placed in-service in 2025; additional 745 MW currently under construction ✓ Advancing 220 MW battery energy storage project; targeting late 2026 in-service date ✓ Converted Belle River unit 1 from coal to natural gas in 2025; unit 2 remains on track for conversion in 2026 ✓ Safe harbored tax credits into 2029 allowing us to execute investments affordably; building ~900 MW of renewables per year on average over the next 5 years 4

Data center development and investments in reliability and cleaner generation drive significant increase to five-year capital plan; additional data center opportunities provide upside to plan 5 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2026 2027 2028 2029 2030 $7.73 Additional data center opportunities (above the approved 1.4 GW Oracle agreement) provide upside to plan (operating EPS1 guidance) ~3 GW could drive over 8% operating EPS CAGR from 2027 - 2030 Additional ~3 GW could drive over 8% operating EPS CAGR from 2027 - 2030 Current target is high end of 6% - 8% guidance range in each year $24 $4 ~$2 2025 - 2029 prior plan 2026 - 2030 current plan $30 $36.5 DTE Electric DTE Gas DTE Vantage22% 5-year investment plan (billions) ~$2 $4.5 $30 Additional data center opportunities could provide upside to plan

6 • Contracts approved by MPSC and construction initiated; demand ramping up over next 2 to 3 years • Load ramp supported by existing capacity and new energy storage investments; nearly $2 billion storage investment in plan • 19-year power supply agreement with minimum monthly charges; 15-year energy storage contract covers capital investment; termination fees combined with credit and collateral requirements protect existing customers Data center opportunities continue to progress; 1.4 GW Oracle data center approved and moving forward; executed 1 GW agreement with Google Oracle 1.4 GW (approved and in plan) Google 1.0 GW (upside to plan) Additional Pipeline ~5 GW (upside to plan) • Contracts filed with MPSC for approval; demand expected to fully ramp by end of 2028 • Load ramp supported by up to 1,600 MW of renewable generation, 480 MW of energy storage and 350 MW of demand response; additional ~700 MW of longer-term generation will be identified through the IRP process • Generation and storage requirements could drive ~$5 billion1 incremental capital investment through 2032 • 20-year power supply agreement with minimum monthly charges; 20-year clean capacity acceleration agreement covers renewable and storage investments; termination fees combined with credit and collateral requirements protect existing customers • Advanced discussions with additional hyperscalers for ~2 GW of additional load • Multiple other opportunities could provide an additional 3-4 GW of new load • Additional demand expected longer-term as customers expand • Opportunities would require investments in new baseload generation, renewables and/or related storage investment; generation requirements will be solidified through the IRP process 1. Preliminary – final generation resources will be determined through the 2026 IRP filing which will be filed later this year

7 1. Source: Energy Information Administration (EIA). Ending point is the average 12-month rolling residential bill from January 2025 to December 2025 2. Source: EIA and Federal Reserve Economic Data (FRED) Data center projects combined with our continuous improvement culture will sustain our historical success of managing customer affordability Data centers drive significant affordability benefits for existing customers • Oracle data center drives ~$300 million of annual affordability benefits for existing customers once fully ramped Oracle 1.4 GW (approved and in plan) Google 1.0 GW (upside to plan) • Google data center expected to generate ~$1.7 billion of affordability benefits for existing customers over the life of the contract Top tier affordability Total electric residential bill change % from 2021 to 20251 Electric residential bill as a percent of median household income2 2.6% 0.0% 2.4% 2.2% 2.0% 1.8% Michigan National Average 2.0% 1.8% 5.3% 24.4% 25.5% DTE Electric Great Lakes average National average

2026 operating EPS1 guidance midpoint provides 7% growth over 2025 original guidance midpoint; positioned to achieve high end 8 (millions, except EPS) 2026 operating earnings DTE Electric $1,340 - $1,360 DTE Gas 315 - 325 DTE Vantage 180 - 190 Energy Trading 50 - 60 Corporate & Other (310) - (300) 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Positioned to achieve high end of operating EPS guidance in 2026 due to favorability from RNG tax credits at DTE Vantage DTE operating earnings guidance $1,585 - $1,615 DTE operating EPS guidance $7.59 - $7.73 • Utility growth driven by customer-focused investment supporting building the grid of the future and cleaner energy transition • DTE Vantage guidance supported by new project development in the custom energy solutions space and production tax credit opportunities • Continued strength in contracted physical power and gas portfolios at Energy Trading

Maintaining strong cash flows, balance sheet and credit profile 9 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Customer-focused capital investment plan is supported by consistent, healthy cash flows • Targeting equity issuances of $500 - $600 million annually 2026 – 2028, with similar levels planned through 2030 − The equity need is due to a ~$3.5 billion increase in capital over the next 3 years to support data center load growth and generation investments − Plan may also include additional junior subordinated debt to support balance sheet metrics • Effectively managing debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting ~15% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

10 Well positioned to continue to drive long-term value for shareholders while delivering affordable, reliable energy for our customers Strong Long-Term Growth Opportunities Solid Regulatory Construct Reliable and Affordable Energy for our Customers Consistent Financial Results • Met or exceeded operating EPS1 guidance 18 of past 19 years • Strong balance sheet and credit metrics support the execution of our long-term plan • Executing on significant improvement in system reliability • On track with goal to reduce power outages by 30% and cut outage time in half by 2029 • Continuous improvement culture drives success in maintaining affordability • Residential electric bill increase well below national average since 2021 • Work collaboratively with the MPSC to ensure safe, reliable and affordable energy for our customers • Renewable investments supported by cost recovery mechanism defined by Michigan energy law • IRMs drive consistent, predictable infrastructure investments with timely recovery • 10-month rate case cycle and forward test-year help reduce regulatory lag • Transparent IRP process provides opportunity to align with key stakeholders on generation investments • $36.5 billion five-year capital plan supports Oracle data center development, cleaner generation transformation and improved reliability • Long-term operating EPS growth rate target of 6% - 8% through 2030; confident we will reach the high end of the guidance range in each year driven by RNG tax credits • Confident that additional data center opportunities provide upside to long-term plan 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

11 Appendix

• Capital increase of $6 billion from prior plan is primarily driven by Oracle data center project and other customer-focused initiatives — Incremental storage investment to support data center transaction; fully covered by Oracle — Renewable investment supports continued success of MIGreenPower voluntary program and fulfills requirements of legislated clean energy plan — Combined cycle gas turbine (CCS1 capable) build to replace base load generation as coal plants retire by 2032; submitted a competitive bid for the 2026 Integrated Resource Plan (IRP) All Source RFP — Distribution investment to continue to harden our system and improve reliability • Strategic investments and process improvements, along with more favorable weather, have led to significant improvement in reliability for our customers — Nearly 90% improvement in duration of outages since 2023 — On track with goal to reduce power outages by 30% and cut outage time in half by 2029 • Rate case filing supports our grid reliability investment commitment while maintaining affordability — Requesting ~$1 billion of distribution spend to be included in the IRM by 2029 12 DTE Electric: significant investment increase driven by Oracle data center project, cleaner generation investments supporting future coal plant retirements and continued hardening of our distribution system $4 $4 $10 $11 $10 $15 2025 - 2029 prior plan 2026 - 2030 current plan Base infrastructure Cleaner generation2 $24 DTE Electric investment (billions) $30 25 % Distribution infrastructure 1. Carbon capture and storage 2. Includes $10 billion of renewable investment, $2.5 billion of energy storage investment and $2.5 billion of combined cycle gas turbine investment

DTE Gas: replacing aging infrastructure to ensure reliability and safety for our customers 13 Gas renewal program Base infrastructure $1.5 $1.8 $2.5 $2.7 2025 - 2029 prior plan 2026 - 2030 current plan $4.0 $4.5 DTE Gas investment (billions) • Continuing to improve customer service excellence and progress on main renewal − Ongoing progress on main renewal program; renewed ~2,000 miles since program inception • Long-term capital investment plan focused on infrastructure improvements including main renewal investments to minimize leaks and reduce costs for our customers − Significant investment to support main renewal recovered through Infrastructure Recovery Mechanism (IRM) − Base infrastructure investments enhance distribution, transmission, compression and storage − Continued focus on safety and affordability for customers 2025-2029 currently includes potential 175M task at DTE Gas ~1 3%

DTE Vantage: strategic focus on custom energy solutions projects 14 JN • Progressing on project development − Continuing construction on the long-term, fixed-fee custom energy solutions project with Ford Motor Company; expecting commercial operation in 2026 − Began construction on project to design, build, own, operate and maintain a 42 MW combined heat and power project serving a large industrial customer; expecting commercial operation in early 2027 − ~$2 billion five-year capital investment plan supports continued execution of utility- like, long-term, fixed-fee contracted projects and decarbonization growth opportunities • New projects coming on-line in 2026 and 2027, combined with a solid long-term development pipeline, provide confidence we can achieve our DTE 6% - 8% operating EPS1 growth through 2030 − 2030 operating earnings projection of $150 - $160 million following the expiration of RNG tax credits in 2029 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Top tier affordability for our customers over the last 4 years 15 State comparison – electric residential bill change % from 2021 to 20251 Great Lakes average 24.4% U.S. average 25.5% 1st quartile 2nd quartile 3rd quartile 4th quartile 1. Source: Energy Information Administration (EIA). Ending point is the average 12-month rolling residential bill from January 2025 to December 2025 DTE 5.3% Great Lakes peer states

Environmental, social and governance (ESG) efforts are key priorities; aspiring to be the best in the industry Environment • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well-being and success of employees • Investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets 16 1. Definition of net zero included in the appendix 2024 Sustainability Report https://empoweringmichigan.com/dte-impact/performance Link:

Cash flow and capital expenditures 17 1. Includes equity issued for employee benefit programs. Up to $100 million expected in 2026 2026 guidance DTE Electric Base infrastructure $1,020 Cleaner generation 2,440 Distribution infrastructure 1,760 $5,220 DTE Gas Base infrastructure $590 Gas renewal program 310 $900 Non-utility $600 - $700 Total $6,720 - $6,820 (millions) Cash flow Capital expenditures 2026 guidance Cash from operations1 $3.9 Capital expenditures (6.8) Free cash flow ($2.9) Dividends (1.0) Other (0.2) Net cash ($4.1) Financing Debt Issuances $4.9 Debt Redemptions (1.3) External equity issuances 0.5 Total financing $4.1 (billions)

Reconciliation of reported to operating earnings (non-GAAP) 18 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.